Contract Liabilities	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Contract Liabilities
29	CONTRACT LIABILITIES
As of December 31, 2022 and December 31, 2021, contract liabilities mainly represented advances from customers related to the sales of refined oil, natural gas, chemical products and crude oil, etc. The majority of related obligations were expected to be performed with corresponding revenue recognised within one year. Substantially all of contract liabilities at the beginning of the year has been recognised as revenue for the year ended December 31, 2022.